                                                                    EXHIBIT 23.2











                                 GST USA, INC.

                         INDEPENDENT AUDITOR'S CONSENT
                               DATED AUGUST 3, 1999

                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors
GST USA, Inc.:


We consent to the use of our report, dated March 1, 1999, incorporated herein by reference in the Registration Statement on Form S-4, dated August 3, 1999, of GST Telecommunications, Inc., GST USA, Inc. and GST Network Funding, Inc. and to the references to our firm under the "Experts" heading in the Prospectus.



                                          [KPMG PEAT MARWICK LLP]



Portland, Oregon
August 3, 1999